                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1997, (97-3), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                        GREEN TREE FINANCIAL CORP.


                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                       PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  AUGUST 1997

                        CUSIP#'S   393505-TS1, TT9, TU8, TV4, TW2, TX0, TY8
                        TRUST ACCOUNT #80-4678900
                        REMITTANCE DATE: 9/15/97

                                                            Total $           Per $1,000
                                                             Amount            Original
                                                         --------------     -------------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                     $10,992,514.16

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                    0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                                10,992,514.16

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(5.88875%)               5.88875%
          b. Class A-1 Interest                              115,559.56    3.12323148
          c. Class A-2 Remittance Rate(6.49%)                     6.49%
          d. Class A-2 Interest                              632,775.00    5.40833333
          e. Class A-3 Remittance Rate(6.73%)                     6.73%
          f. Class A-3 Interest                              532,791.67    5.60833333
          g. Class A-4 Remittance Rate(6.93%)                     6.93%
          h. Class A-4 Interest                              721,875.00    5.77500000
          i. Class A-5 Remittance Rate(7.14%)                     7.14%
          j. Class A-5 Interest                              339,150.00    5.95000000
          k. Class A-6 Remittance Rate(7.32%)                     7.32%
          l. Class A-6 Interest                              640,500.00    6.10000000
          m. Class A-7 Remittance Rate (7.64%
             unless the Weighted Average
             Contract rate is less than 7.64%)                    7.64%
          n. Class A-7 Interest                              916,800.00    6.36666667


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 2

                         CUSIP#'S  393505-TS1, TT9, TU8, TV4, TW2, TX0, TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 9/15/97

                                                            Total $          Per $1,000
                                                            Amount            Original
                                                         ---------------    -------------

(3) Amount applied to:
        a. Unpaid Class A Interest
              Shortfall                                             .00              .00

(4) Remaining:
        a. Unpaid Class A Interest
              Shortfall                                             .00              .00

B. Principal
   (5)  Formula Principal Distribution
         Amount                                            4,622,715.50              N/A
        a. Scheduled Principal                               873,228.58              N/A
        b. Principal Prepayments                           3,265,741.76              N/A
        c. Liquidated Contracts                               41,616.37              N/A
        d. Repurchases                                       935,419.30              N/A
        e. Current Month Advanced Principal                  863,845.05              N/A
        f. Prior Month Advanced Principal                (1,357,135.56)              N/A

    (6) Pool Scheduled Principal Balance                 782,030,041.30

   (6b) Adjusted Pool Principal Balance                  781,166,196.25     976.45774531
   (6c) Pool Factor                                          0.97645775

    (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date                     .00

    (8) Class A Percentage for such Remittance
        Date                                                     92.36%

    (9) Class A Percentage for the following
        Remittance Date                                          92.32%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 3

                      CUSIP#'S       393505-TS1, TT9, TU8, TV4, TW2, TX0, TY8
                      TRUST ACCOUNT #80-4678900
                      REMITTANCE DATE: 9/15/97



(10) Class A Principal Distribution:
      a. Class A-1                         4,622,715.50            124.93825676
      b. Class A-2                                  .00                     .00
      c. Class A-3                                  .00                     .00
      d. Class A-4                                  .00                     .00
      e. Class A-5                                  .00                     .00
      f. Class A-6                                  .00                     .00

                                              Total $                Per $1,000
                                               Amount                 Original
                                            -----------             -----------
(11)  Class A-1 Principal Balance         18,166,196.25            490.97827703
(11a) Class A-1 Pool Factor                   .49097828

(12)  Class A-2 Principal Balance        117,000,000.00            1000.0000000
(12a) Class A-2 Pool Factor                  1.00000000

(13)  Class A-3 Principal Balance         95,000,000.00            1000.0000000
(13a) Class A-3 Pool Factor                  1.00000000

(14)  Class A-4 Principal Balance        125,000,000.00            1000.0000000
(14a) Class A-4 Pool Factor                  1.00000000

(15)  Class A-5 Principal Balance         57,000,000.00            1000.0000000
(15a) Class A-5 Pool Factor                  1.00000000

(16)  Class A-6 Principal Balance        105,000,000.00            1000.0000000
(16a) Class A-6 Pool Factor                  1.00000000

(17)  Class A-7 Principal Balance        144,000,000.00            1000.0000000
(17a) Class A-7 Pool Factor                  1.00000000

(18)  Unpaid Class A Princial Shortfall
 (if any) following current Remittance
  Date                                              .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 4

                     CUSIP#'S       393505-TS1, TT9, TU8, TV4, TW2, TX0, TY8
                     TRUST ACCOUNT #80-4678900
                     REMITTANCE DATE: 9/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

      (19)     31-59 days                       5,160,586.16               153

      (20)     60 days or more                  2,015,583.13                68

      (21)     Current Month Repossessions        315,901.09                12

      (22)     Repossession Inventory             601,841.32                22

      (23)     Weighted Average Contract Rate       10.15851


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

      (a)      Sixty-Day Delinquency Ratio for current Remittance Date     .26%

      (b)      Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                .12%


(25) Average Thirty-Day Delinquency Ratio Test

      (a)      Thirty-Day Delinquency Ratio for current Remittance Date    .66%

      (b)      Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                .43%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 5

                         CUSIP#'S       393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 9/15/97

(26) Cumulative Realized Losses Test
       (a)  Cumulative Realized Losses for the current Remittance Date
            (as a percentage of Cut-off Date Pool Principal Balance;
            may not exceed 5.5% from April 1, 2001 to Mar 31, 2002,
            6.5% from April 1, 2002 to Mar.31, 2003, 8.5% from April 1,
            2003 to Mar. 31, 2004 and  9.5% thereafter)                 0%

(27) Current Realized Losses Test
       (a)  Current Realized Losses for current Remittance Date     10,927.45

       (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.25%)                                        .01%

(28) Class M-1 Principal Balance Test
       (a)  The sum of Class M-1 Principal Balance and Class B
            Principal Balance (before distributions on current
            Remittance Date) divided by Pool Scheduled Principal
            Balance as of preceding Remittance Date (must equal
            or exceed 23.25%)                                          15.27%

(29) Class B Principal Balance Test
        (a) Class B Principal Balance (before any distributions
            on current Remittance Date) as of such Remittance date
            greater than $7,437,576.00                                    .00

        (b) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled
            Principal Balance as of preceding Remittance Date is
            equal to or greater than 11.25%                             7.64%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.53%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 6

                           CUSIP#'S       393505-TZ8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 9/15/97

                                                            Total $        Per $1,000
                                                             Amount          Original
                                                          ----------      -----------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                                    2,470,347.43

A.    Interest
(31)  Aggregate interest
      a.    Class M-1 Remittance Rate (7.53%,
            unless Weighted Average Contract
            Rate is below 7.53%)                               7.53%

      b.    Class M-1 Interest                            376,500.00       6.27500000


(32)  Amount applied to Class M-1 Interest
       Deficiency Amount                                         .00                0

(33)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                         .00                0

(34)  Amount Applied to:
      a.     Unpaid Class M-1 Interest Shortfall                 .00                0

(35)  Remaining:
      a.     Unpaid Class M-1 Interest Shortfall                 .00                0

B.    Principal
(36)  Formula Principal Distribution Amount                      .00               N/A
      a.     Scheduled Principal                                 .00               N/A
      b.     Principal Prepayments                               .00               N/A
      c.     Liquidated Contracts                                .00               N/A
      d.     Repurchases                                         .00               N/A

(37)  Class M-1 Principal Balance                      60,000,000.00     1000.00000000
(37a) Class M-1 Pool Factor                               1.00000000


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 7

                           CUSIP#'S       393505-UA8,UB8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 9/15/97


(38)  Class M-1 Percentage for such Remittance
      Date                                                .00%

                                                           Total $         Per $1,000
                                                           Amount           Original
                                                       ------------       ------------
(39)  Class M-1 Principal Distribution:
        a.  Class M-1 (current)                                 .00           0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                                .00

(40)    Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date              .00

(41)    Class M-1 Percentage for the following
        Remittance Date                                         .00%

Class B1 Certificates
---------------------
(1)     Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                                  2,093,847.43

(2)     Class B-1 Remittance Rate (7.51% unless
        Weighted Average Contract Rate is below 7.51%)         7.51%

(3)     Aggregate Class B1 Interest                       200,266.67          6.25833333

(4)     Amount applied to Unpaid Class
        B1 Interest Shortfall                                    .00                 .00

(5)     Remaining unpaid Class B1
        Interest Shortfall                                       .00                 .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 8

                         CUSIP#'S       393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 9/15/97


(6)     Amount applied to Class B1 Interest
        Deficiency Amount                                          .00

(7)     Remaining Unpaid Class B-1 Interest
           Deficiency Amount                                       .00

(8)     Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date                   .00

(8a)     Class B Percentage for such Remittance Date               .00


                                                            Total $           Per $1,000
                                                             Amount            Original
                                                         --------------     -------------
        (9)Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)                  .00

        (10a)  Class B1 Principal Shortfall                        .00

        (10b)  Unpaid Class B1 Principal Shortfall                 .00

        (11)   Class B Principal Balance                 60,000,000.00

        (12)   Class B1 Principal Balance                32,000,000.00


Class B2 Certificates
---------------------
  (13)   Remaining Amount Available                       1,893,580.76

  (14)   Class B-2 Remittance Rate (8.03%
         unless Weighted Average Contract
         Rate is less than 8.03%)                                8.03%

  (15)     Aggregate Class B2 Interest                      187,366.67       6.69166667


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 9


                          CUSIP#'S       393505-UA8,UB8
                          TRUST ACCOUNT #80-4678900
                          REMITTANCE DATE: 9/15/97


(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                         .00               .00


(17)   Remaining Unpaid Class B2 Interest Shortfall                  .00               .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                      .00

(19)   Class B2 Principal Liquidation Loss Amount                    .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                          .00

(21)   Guarantee Payment                                             .00

(22)   Class B2 Principal Balance                          28,000,000.00

                                                            Total $           Per $1,000
                                                             Amount            Original
                                                         ---------------    -------------


(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company or
       Green Tree Financial Corporation
       is not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount
       and Class B-2 Distribution Amount; if the
       Company or Green Tree Financial Corporation
       is the Servicer)                                       327,977.52

(24)   3% Guarantee                                         1,378,236.57

(25)   Class C Residual Payment                                      .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 10

                       CUSIP#'S       393505-UA8,UB8
                       TRUST ACCOUNT #80-4678900
                       REMITTANCE DATE: 9/15/97


  (26)     Class M-1 Interest Deficiency on such
           Remittance Date                                        .00

  (27)     Class B-1 Interest Deficiency on such
           Remittance Date                                 315,901.09

  (28)     Repossessed Contracts                           601,841.32

  (29)     Repossessed Contracts Remaining
           in Inventory                                           .00
